                                                                    EXHIBIT 99.1

NEWS RELEASE

MEDIA CONTACT:                                        INVESTOR CONTACT:
Cris Paden                                            Helyn Corcos
Symantec Corporation                                  Symantec Corporation
408-517-8547                                          408-517-8324
cpaden@symantec.com                                   hcorcos@symantec.com

       SYMANTEC CLOSES FISCAL YEAR 2003 WITH RECORD REVENUES AND EARNINGS

                QUARTERLY REVENUE GROWS 26 PERCENT YEAR-OVER-YEAR

CUPERTINO, CALIF. - APRIL 23, 2003 - Symantec Corp. (Nasdaq: SYMC), the world leader in Internet security, today reported results for the fiscal fourth quarter and fiscal year ended March 28, 2003. Symantec posted revenue for the quarter of $390 million, a 26 percent increase compared to $311 million for the same quarter last year. Revenue for fiscal year 2003 was $1.407 billion, a 31 percent increase compared to $1.071 billion for fiscal year 2002.

"This is a strong final quarter that closes an exceptional year for Symantec," said John W. Thompson, Symantec Chairman and CEO. "Both the quarter and the year came in well ahead of expectations with record revenue and earnings during very challenging times. Our diverse set of customers, best-of-breed security solutions and unmatched geographic diversity all contributed to our success."

GAAP RESULTS: Net income for the fiscal fourth quarter was $68 million, compared to $5 million from the same quarter last year. Earnings per share was $0.41, compared to earnings per share of $0.03 for the same quarter last year. For fiscal year 2003, Symantec reported net income of $248 million, compared to a net loss of $28 million for fiscal year 2002. Earnings per share was $1.54, compared to a net loss per share of $0.20 for fiscal year 2002.

NON-GAAP RESULTS: Non-GAAP net income for the fiscal fourth quarter was $78 million, compared to $65 million from the same quarter last year. Non-GAAP earnings per share was $0.47, compared to earnings per share of $0.41 for the year-ago quarter. For fiscal year 2003, Symantec reported non-GAAP net income of $280 million, compared to $201 million in fiscal year 2002. Non-GAAP earnings per share was $1.72, compared to earnings per share of $1.30 for fiscal year 2002. Non-GAAP results, as outlined in the attached consolidated statements, exclude expenses from the amortization of goodwill, the amortization of other intangibles from acquisitions, acquired in-process research and development and restructuring and site closures as well as related income tax benefits. See "Use of Non-GAAP Financial Information" below.

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SYMANTEC CLOSES FISCAL YEAR 2003 WITH RECORD REVENUES AND EARNINGS
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REVENUE COMPONENTS

For the quarter, Symantec's worldwide enterprise security business represented 41 percent of total revenue and grew 32 percent compared to the same quarter last year. Symantec's consumer business grew 32 percent and represented 43 percent of total revenue.

International revenues represented 51 percent of total revenue in the fourth quarter and grew 28 percent over the same quarter last year. Sales in Europe, Middle East and Africa led the increase with 36 percent year-over-year growth while sales in the United States grew 23 percent.

QUARTERLY HIGHLIGHTS

    - Symantec signed 152 contracts worldwide worth more than $100,000 each, including 28 worth more than $300,000 each and 9 worth more than $1 million each, during the quarter. Symantec signed new or extended agreements with customers including the UNITED STATES DEPARTMENT OF TREASURY AND DEPARTMENT OF STATE; the NEW YORK STATE OFFICE OF CYBER SECURITY AND CRITICAL INFRASTRUCTURE COORDINATION; GENERAL DYNAMICS, a market leader in defense systems and civilian transportation; TRIBUNE COMPANY, one of the country's premier media companies, operating businesses in broadcasting, publishing and on the Internet, reaching more than 80 percent of U.S. households; MAYTAG CORPORATION, a leading producer of home and commercial appliances; CNF INC., a $4.8 billion management company of global supply chain services for commercial and industrial customers; SEALED AIR, a leading global manufacturer of a wide range of food, protective and specialty packaging materials and systems; BELGACOM, Belgium's leading telecommunications operator; MG TECHNOLOGIES, an international engineering and chemicals technology group based in Germany, and UNIPOL, an Italian insurance company.

    - The industry's premier global early warning system was unveiled with the release of Symantec DeepSight Threat Management System 4.0. This unique early warning system provides enterprises a comprehensive birds-eye view of global Internet attacks in a timely manner, delivering quick analyses and countermeasures to protect against or even avoid malicious threats. The system gathers data from more than 19,000 partners in over 180 countries - the most extensive data network in the world.

    - Symantec launched the first in a series of integrated mail security products, introducing a multi-layered spam prevention solution integrated with award-winning virus protection. With Symantec AntiVirus for SMTP Gateways 3.1, enterprises now have a single solution for turning their Internet e-mail gateways into a first line of defense against both the growing onslaught of unsolicited e-mail and the danger of malicious code.

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SYMANTEC CLOSES FISCAL YEAR 2003 WITH RECORD REVENUES AND EARNINGS
PAGE 3 OF 9

    - The Internet Security Threat Report was released, which provides the most comprehensive analysis of trends in cyber security activity. The report covers network-based attack activity, vulnerability discovery, and malicious code.

    - Symantec extended its joint product offering with T-Online, one of Europe's largest Internet service providers, to include defense against hackers and online intrusions. Now T-Online's 10 million European customers can benefit from the unrivaled protection of both Norton AntiVirus and Norton Personal Firewall for one monthly subscription service fee.

AWARDS

Symantec products received the following awards from industry publications during the quarter:

    - CRN's prestigious Channel Champion Awards for intrusion detection, firewall and antivirus solutions.

    - CRN's "Product of the Year" for Symantec Enterprise Firewall in the software firewall category.

    -    PC Magazine named Norton Internet Security 2003 to Best of 2002 list.

    - Virus Bulletin awards Symantec AntiVirus with VB 100% for the 19th time.

    - CNET News.com named Norton AntiVirus, Norton Internet Security and Norton Personal Firewall to their Editor's Top Software List.

    - SC Magazine gives Recommended Award to Norton Internet Security, Symantec Enterprise Security Manager and pcANYWHERE.

    - SC Magazine provided Readers Trust Awards to Symantec Enterprise Security Manager, Symantec Client Security and Symantec Gateway Security.

    - PC World listed Norton AntiVirus, Norton SystemWorks, and Norton Internet Security as top utilities in annual utilities guide.

    - Computer Shopper readers named Norton SystemWorks as the Best Software of 2002 and received the Reader's Picks award.

BUSINESS OUTLOOK

Management offers the following forward-looking guidance for the fiscal first quarter 2004 ending July 4, 2003:

    -    Revenue is expected to be in the range of $370 to $390 million.

    - GAAP earnings per share is expected to be $0.34 at the midpoint of the revenue guidance.

    - Non-GAAP earnings per share is expected to be $0.38 at the midpoint of the revenue guidance.

Management offers the following forward-looking guidance for fiscal year 2004, ending April 2, 2004:

    -    Revenue is expected to be approximately $1.65 billion.

    - GAAP earnings per share is expected to be $1.75 at the stated revenue forecast.

    - Non-GAAP earnings per share is expected to be $1.88 at the stated revenue forecast.

Non-GAAP earnings per share excludes the pre-tax amortization of intangibles from acquisitions of approximately $9 million and $34 million for the quarter ending July 4, 2003 and the fiscal year ending April 2, 2004, respectively.

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SYMANTEC CLOSES FISCAL YEAR 2003 WITH RECORD REVENUES AND EARNINGS
PAGE 4 OF 9

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP net income and earnings per share exclude acquisition related charges, such as acquired in-process research and development and amortization of goodwill and other intangibles, and certain other charges, such as restructurings and site closures, as well as the tax effect of these items. Symantec's management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can be found on the investor relations Web site at www.symantec.com/invest/center.html.

CONFERENCE CALL

Symantec has scheduled a conference call for 5:30 p.m. EDT/2:30 p.m. PDT today to discuss fiscal fourth quarter and fiscal year 2003 results, and to review guidance for the fiscal first quarter and fiscal year 2004. Interested parties may access the conference call on the Internet at http://www.symantec.com/invest/index.html. To listen to the live call, please go to the Web site at least 15 minutes early to register, download and install any necessary audio software. A replay will be available on the investor relations home page shortly after the call is completed.

ABOUT SYMANTEC

Symantec, the world leader in Internet security technology, provides a broad range of content and network security software and appliance solutions to individuals, enterprises and service providers. The company is a leading provider of client, gateway and server security solutions for virus protection, firewall and virtual private network, vulnerability management, intrusion detection, Internet content and e-mail filtering, remote management technologies and security services to enterprises and service providers around the world. Symantec's Norton brand of consumer security products is a leader in worldwide retail sales and industry awards. Headquartered in Cupertino, Calif., Symantec has worldwide operations in 36 countries. For more information, please visit www.symantec.com.

NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec's Web site. All prices noted are in US dollars and are valid only in the United States.

Symantec and the Symantec logo are trademarks or registered trademarks, in the United States and certain other countries, of Symantec Corporation. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

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SYMANTEC CLOSES FISCAL YEAR 2003 WITH RECORD REVENUES AND EARNINGS
PAGE 5 OF 9

FORWARD LOOKING STATEMENT: This press release contains forward-looking statements, including forecasts of future revenue and earnings, expected activities, and other financial and business results that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: the sustainability of recent growth rates, particularly in consumer products; the anticipation of the growth of certain market segments, particularly enterprise security; the positioning of Symantec's products in those segments; the competitive environment in the software industry; general market conditions, fluctuations in currency exchange rates, changes to operating systems and product strategy by vendors of operating systems; and whether Symantec can successfully develop new products and the degree to which these gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Symantec's previously filed Form 10-Q for the quarter ended December 31, 2002. Symantec assumes no obligation to update any forward-looking information contained in this press release except as otherwise required by law.

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SYMANTEC CLOSES FISCAL YEAR 2003 WITH RECORD REVENUES AND EARNINGS
PAGE 6 OF 9

SYMANTEC CORPORATION

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   Three Months Ended                     Twelve Months Ended
                                                                        March 31,                              March 31,
                                                             ------------------------------        ------------------------------
   (In thousands, except per share data; unaudited)              2003              2002               2003               2002
------------------------------------------------------       -----------        -----------        -----------        -----------
Net revenues                                                 $   390,039        $   310,783        $ 1,406,946        $ 1,071,438
Cost of revenues                                                  68,225             53,301            250,116            195,903
                                                             -----------        -----------        -----------        -----------

   Gross margin                                                  321,814            257,482          1,156,830            875,535

Operating expenses:
   Research and development                                       54,417             43,774            197,271            163,979
   Sales and marketing                                           145,486            112,545            525,029            425,951
   General and administrative                                     22,488             16,148             74,442             55,131
   Amortization of goodwill                                           --             48,997                 --            196,806
   Amortization of other intangibles from acquisitions               793                536              2,787              2,144
   Acquired in-process research and development                       --                 --              4,700                 --
   Restructuring, site closures and other                          6,657              9,005             11,089             20,428
   Litigation judgment                                                --              3,055                 --              3,055
                                                             -----------        -----------        -----------        -----------

          Total operating expenses                               229,841            234,060            815,318            867,494

Operating income                                                  91,973             23,422            341,512              8,041

Interest income                                                    9,296              9,083             37,704             31,717
Interest expense                                                  (5,291)            (5,298)           (21,166)            (9,169)
Income, net of expense, from sale of technologies
   and product lines                                               2,454              2,257              6,878             15,536
Other income (expense), net                                          128                399             (1,297)              (627)
                                                             -----------        -----------        -----------        -----------

Income before income taxes                                        98,560             29,863            363,631             45,498
Provision for income taxes                                        30,417             25,084            115,193             73,649
                                                             -----------        -----------        -----------        -----------

Net income (loss)                                            $    68,143        $     4,779        $   248,438        $   (28,151)
                                                             ===========        ===========        ===========        ===========

Net income (loss) per share - diluted*                       $      0.41        $      0.03        $      1.54        $     (0.20)
                                                             ===========        ===========        ===========        ===========

Shares used to compute net income (loss)
 per share - diluted*                                            173,901            151,661            170,718            143,604
                                                             ===========        ===========        ===========        ===========

* For the three and twelve months ended March 31, 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated debentures, net of income tax, of $3.6M and $14.4M for the three and twelve months ended March 31, 2003, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated debentures. For the three and twelve months ended March 31, 2002, diluted net income (loss) per share excludes the assumed conversion of the 3% convertible subordinated debentures, as their effect would be anti-dilutive.

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PAGE 7 OF 9

SYMANTEC CORPORATION

NON-GAAP CONSOLIDATED STATEMENTS OF INCOME

NON-GAAP AMOUNTS EXCLUDE ALL ACQUISITION-RELATED AMORTIZATION, ACQUIRED IN-PROCESS RESEARCH AND DEVELOPMENT AND RESTRUCTURING CHARGES.

                                                                    Three Months Ended                   Twelve Months Ended
                                                                          March 31,                            March 31,
                                                             ------------------------------        ------------------------------
 (In thousands, except per share data; unaudited)               2003                2002               2003              2002
--------------------------------------------------           -----------        -----------        -----------        -----------
Net revenues                                                 $   390,039        $   310,783        $1,406,946         $ 1,071,438
Cost of revenues                                                  59,780             45,972            220,541            165,612
                                                             -----------        -----------        -----------        -----------

    Gross margin                                                 330,259            264,811          1,186,405            905,826

Operating expenses:
    Research and development                                      54,417             43,774            197,271            163,979
    Sales and marketing                                          145,486            112,545            525,029            425,951
    General and administrative                                    22,488             16,148             74,442             55,131
    Litigation judgment                                               --              3,055                 --              3,055
                                                             -----------        -----------        -----------        -----------

        Total operating expenses                                 222,391            175,522            796,742            648,116

Operating income                                                 107,868             89,289            389,663            257,710

Interest income                                                    9,296              9,083             37,704             31,717
Interest expense                                                  (5,291)            (5,298)           (21,166)            (9,169)
Income, net of expense, from sale of technologies
   and product lines                                               2,454              2,257              6,878             15,536
Other income (expense), net                                          128                399             (1,297)              (627)
                                                             -----------        -----------        -----------        -----------

Income before income taxes                                       114,455             95,730            411,782            295,167
Provision for income taxes                                        36,626             30,634            131,771             94,454
                                                             -----------        -----------        -----------        -----------

Net income                                                   $    77,829        $    65,096        $   280,011        $   200,713
                                                             ===========        ===========        ===========        ===========

Net income per share - diluted*                              $      0.47        $      0.41        $      1.72        $      1.30
                                                             ===========        ===========        ===========        ===========

Shares used to compute net income per share - diluted*           173,901            169,236            170,718            158,777
                                                             ===========        ===========        ===========        ===========

* For the three and twelve months ended March 31, 2003 and 2002, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated debentures, net of income tax, of $3.6M and $14.4M for the three and twelve months ended March 31, 2003, respectively, and $3.6M and $6.2M for the three and twelve months ended March 31, 2002, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated debentures.

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PAGE 8 OF 9

SYMANTEC CORPORATION

RECONCILIATION OF NON-GAAP CONSOLIDATED STATEMENTS OF INCOME TO THE GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                    Three Months Ended              Twelve Months Ended
                                                                         March 31,                       March 31,
                                                               --------------------------        --------------------------
    (In thousands, except per share data; unaudited)             2003             2002             2003             2002
--------------------------------------------------------       ---------        ---------        ---------        ---------
Non-GAAP net income                                            $  77,829        $  65,096        $ 280,011        $ 200,713

Cost of revenues:
    Amortization of other intangibles from acquisitions           (8,445)          (7,329)         (29,575)         (30,291)

Operating expenses:
     Amortization of goodwill                                         --          (48,997)              --         (196,806)
     Amortization of other intangibles from acquisitions            (793)            (536)          (2,787)          (2,144)
     Acquired in-process research and development                     --               --           (4,700)              --
     Restructuring, site closures and other                       (6,657)          (9,005)         (11,089)         (20,428)

Income tax benefit                                                 6,209            5,550           16,578           20,805
                                                               ---------        ---------        ---------        ---------

Net income (loss)                                              $  68,143        $   4,779        $ 248,438        $ (28,151)
                                                               =========        =========        =========        =========

Net income (loss) per share - diluted                          $    0.41        $    0.03        $    1.54        $   (0.20)
                                                               =========        =========        =========        =========

Shares used to compute net income (loss)
   per share - diluted                                           173,901          151,661          170,718          143,604
                                                               =========        =========        =========        =========

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SYMANTEC CLOSES FISCAL YEAR 2003 WITH RECORD REVENUES AND EARNINGS
PAGE 9 OF 9

SYMANTEC CORPORATION
CONSOLIDATED BALANCE SHEETS

                                                                                March 31,          March 31,
                  (In thousands)                                                  2003               2002
-----------------------------------------------------                        ---------------     -------------
ASSETS

Current assets:
     Cash, cash equivalents and short-term investments                       $     1,705,658     $   1,375,051
     Trade accounts receivable, net                                                  149,664            89,223
     Inventories, net                                                                  5,912             7,463
     Deferred income taxes                                                            92,284            68,621
     Other                                                                            34,628            22,461
                                                                             ---------------     -------------

       Total current assets                                                        1,988,146         1,562,819

Restricted investments                                                                    --           124,313
Property, equipment and leasehold improvements, net                                  333,275           186,305
Deferred income taxes                                                                  7,986             6,207
Acquired product rights, net                                                          73,125            65,219
Goodwill, net                                                                        833,449           525,868
Other, net                                                                            29,749            31,874
                                                                             ---------------     -------------

                                                                             $     3,265,730     $   2,502,605
                                                                             ===============     =============
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                        $        67,720     $      70,057
     Accrued compensation and benefits                                                90,947            54,419
     Deferred revenue                                                                589,629           331,100
     Other accrued expenses                                                           69,363            66,422
     Income taxes payable                                                             76,965            52,777
                                                                             ---------------     -------------

       Total current liabilities                                                     894,624           574,775

Convertible subordinated debentures                                                  599,998           600,000
Other long-term obligations                                                            6,729             7,954

Commitments and contingencies

Stockholders' equity:
     Preferred stock                                                                      --                --
     Common stock                                                                      1,488             1,436
     Capital in excess of par value                                                1,335,028         1,194,173
     Accumulated other comprehensive income (loss)                                    30,121           (53,013)
     Unearned compensation                                                                --              (372)
     Retained earnings                                                               397,742           177,652
                                                                             ---------------     -------------

       Total stockholders' equity                                                  1,764,379         1,319,876
                                                                             ---------------     -------------

                                                                             $     3,265,730     $   2,502,605
                                                                             ===============     =============

                                       ###